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                                                                  Exhibit (5)(b)
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.. AMERICAN GENERAL                         . SUNAMERICA ANNUITY               . THE UNITED STATES LIFE INSURANCE
  LIFE INSURANCE COMPANY OF DELAWARE         AND LIFE ASSURANCE COMPANY         COMPANY IN THE CITY OF NEW YORK
  P.O. Box 758569                            P.O. Box 758570                    P.O. Box 758569
  Topeka, KS 66636-8569                      Topeka, KS 66636-8570              Topeka, KS 66636-8569

Overnight Address: 200 SW 6th Avenue, Topeka, KS 66603-3704 Phone: (800) 255-8402
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SERVICE REQUEST FORM                                                                                 SE2230 (6/11)

SELECT ONE:

[ ] AMERICAN GENERAL                       [ ] SUNAMERICA ANNUITY             [ ] THE UNITED STATES LIFE INSURANCE
    LIFE INSURANCE COMPANY OF DELAWARE         AND LIFE ASSURANCE COMPANY         COMPANY IN THE CITY OF NEW YORK

ALL COMPANIES REFERENCED ABOVE ARE COLLECTIVELY REFERRED TO AS "THE COMPANY."

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1 IDENTIFICATION

Owner's Name ________________________________________________ Contract Number ____________________________________

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2 NAME CHANGE

CHECK ONE:                        [ ] OWNER     [ ] ANNUITANT

This Section is to be used for a change in LEGAL name. A change in the PERSON(S) who is the Annuitant or Owner requires completion of Section 7 or 9, respectively.

From:
Previous Name _______________________________________________ Previous Signature _________________________________

To:
New Name ____________________________________________________ New Signature ______________________________________

CHECK ONE:

[ ]  MARITAL STATUS HAS CHANGED       [ ] PURSUANT TO DIVORCE, I HAVE       [ ] OTHER: (PLEASE EXPLAIN IN DETAIL
     FROM SINGLE TO MARRIED;              ELECTED TO USE MY MAIDEN NAME.        AND ATTACH COPY OF RELEVANT
     CHANGE INDICATES MY                  ATTACHED IS COURT ORDER.              COURT ORDER.)
     MARRIED NAME.

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3 ADDRESS/TELEPHONE NUMBER CHANGE (COMPLETE WITH NEW INFORMATION)

Number ___________________ Street __________________________________________________________ Apt. ________________

City ________________________________________________________________ State _________________ Zip ________________

Daytime Telephone Number (_____)_________________________________________

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4 DUPLICATE CONTRACT

I request a duplicate of the above Contract.

The original has been   [ ] Lost     [ ] Destroyed     [ ] Other __________________________

5 SIGNATURE
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Owner's Signature _____________________________________________ SSN ___________________________ Date _____________

Joint Owner's Signature _______________________________________ SSN ___________________________ Date _____________
(if applicable)

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FOR ADMINISTRATOR'S USE ONLY

Change recorded as of _____________________________________________ by ___________________________________________

SE2230                                                                                             SE2230 Rev.6.11
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SERVICE REQUEST FORM                                                                            SE2230 Page 2 of 2
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IDENTICATION

Owner's Name __________________________________________________________ Contract Number __________________________

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6 CHANGE OF ANNUITANT

In accordance with the provisions of my Contract, I hereby change the annuitant to the following:

Annuitant's Name _____________________________________________ SSN ______________________ Date of Birth __________

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7 BENECIARY CHANGE

..  Provide all requested information for each beneficiary listed.

..  If a Trust is designated, be sure to provide the complete name and Trust date.

In  accordance  with the  Beneficiary  Designation  provision  of my  Contract,  I hereby  change the  beneficiary designated to receive any amount which is payable upon the death of the owner under the Contract to the following:

Primary Beneficiary's Name _______________________________________________________________________________________

Contingent Beneficiary's Name  ___________________________________________________________________________________

SIGNATURE FOR BENECIARY OR ANNUITANT CHANGE:

Owner's Signature _____________________________________________ SSN ___________________________ Date _____________

Joint Owner's Signature _______________________________________ SSN ___________________________ Date _____________
(if applicable)

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8 TRANSFER OF OWNERSHIP

As Owner of the above  designated  Contract,  I request that all  benefits,  rights,  and  privileges  incident to ownership  of  this  Contract  be  vested  in the  new  Owner  named  below,  or to such  new  Owner's  executors, administrators, and assigns, or successors and assigns.

NEW OWNER (Print or type)

Full Name ___________________________________________________ SSN ___________________ Date of Birth ______________

Full Name of New Joint Owner_________________________________ SSN ___________________ Date of Birth ______________
(if applicable)

Address of New Owner ____________________________________________________________________ City ___________________

State __________________________ Zip _________________________ Telephone Number (______)__________________________

..  This change of ownership does not affect the present beneficiary designation. To change the present beneficiary designation the new owner must complete Section 8.

..  If the new owner is a Trust, all requested Trust information must be provided.

SIGNATURE

Previous Owner ____________________________________________________________________________ Date _________________

Previous Joint Owner ______________________________________________________________________ Date _________________

New Owner _________________________________________________________________________________ Date _________________

New Joint Owner (if applicable) ___________________________________________________________ Date _________________

IF THE NEW OWNER IS A TRUST, PROVIDE THE FOLLOWING INFORMATION. (Please print)

Trustee(s) Name _________________________________________________________________ Date of Trust __________________

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FOR ADMINISTRATOR'S USE ONLY

Change recorded as of _______________________________________________________ by _________________________________

SE2230
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